EAGLE POINT
INCOME COMPANY

SEPTEMBER 30, 2025
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE: EIC

Consolidated Financial Statements for the nine months ended September 30, 2025 (Unaudited)

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Assets and Liabilities

As of September 30, 2025

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $527,512,791)	$506,070,190
Cash and cash equivalents	41,269,091
Interest receivable	14,617,963
Receivable for securities sold	718,362
Receivable for shares of common stock issued pursuant to the Company’s reinvestment plan	358,302
Excise tax refund receivable	51,412
Prepaid expenses	321,693
Total Assets	$563,407,013

LIABILITIES

Term preferred stock, at fair value (7,695,286 shares issued and outstanding) (Note 6)	$191,920,236
Payable for securities purchased	13,545,586
Management fees payable	1,698,987
Professional fees payable	286,441
Directors’ fees payable	191,250
Administration fees payable	114,745
Deferred tax liability	63,173
Interest expense payable	41,777
Due to affiliates	21,535
Tax expense payable	15,980
Other expenses payable	6,233
Total Liabilities	$207,905,943

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, at 0.001 par value, 150,000,000 shares authorized, 25,015,908 shares issued and outstanding	$355,501,070

NET ASSETS consist of:
Paid-in capital (Note 5)	$402,314,261
Aggregate distributable earnings (losses)	(49,170,439)
Accumulated other comprehensive income (loss)	2,357,248
Total Net Assets	$355,501,070
Net asset value per share of common stock	$14.21

See accompanying notes to the consolidated financial statements	1

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer⁽¹⁾	Investment Description⁽²⁾⁽³⁾	Acquisition Date⁽⁴⁾	Principal Amount	Cost	Fair Value⁽⁵⁾	% of Net Assets
Investments, at Fair Value
Collateralized Loan Obligation Debt⁽⁶⁾
Structured Finance
AGL CLO 12 Ltd.	Secured Note - Class E, 10.74%, (3M SOFR + 6.41%, due 07/20/2034)	08/18/2023	$3,975,000	$3,871,574	$3,955,243	1.11%
AGL CLO 14 Ltd.	Secured Note - Class E-R, 10.58%, (3M SOFR + 6.25%, due 12/02/2034)	04/24/2025	1,000,000	961,250	979,196	0.28%
AGL CLO 17 Ltd.	Secured Note - Class E-R, 8.98%, (3M SOFR + 4.65%, due 01/21/2035)	01/24/2025	5,000,000	5,000,225	4,785,813	1.35%
AGL CLO 23 Ltd.	Secured Note - Class E-R, 9.03%, (3M SOFR + 4.70%, due 04/20/2038)	03/14/2025	5,000,000	4,869,200	4,972,917	1.40%
AGL CLO 39 Ltd.	Secured Note - Class E, 8.71%, (3M SOFR + 4.50%, due 04/20/2038)	02/28/2025	1,100,000	1,100,000	1,096,707	0.31%
AMMC CLO 25, Limited	Secured Note - Class E-R-2, 10.30%, (3M SOFR + 6.30%, due 10/15/2038)	09/10/2025	5,000,000	5,000,000	5,054,436	1.42%
Anchorage Capital CLO 11, Ltd.	Secured Note - Class E-R2, 11.66%, (3M SOFR + 7.33%, due 07/22/2037)	06/07/2024	5,000,000	4,953,334	5,123,265	1.44%
Apidos CLO XXXIX, Ltd.	Secured Note - Class E, 11.33%, (3M SOFR + 7.00%, due 04/21/2035)	08/23/2024	4,850,000	4,852,425	4,875,411	1.37%
Ares XXVII CLO Ltd.	Secured Note - Class E-R3, 11.06%, (3M SOFR + 6.75%, due 10/28/2034)	11/05/2024	2,000,000	2,000,000	2,013,394	0.57%
Ares LII CLO Ltd.	Secured Note - Class E-RR, 9.83%, (3M SOFR + 5.50%, due 04/22/2031)	01/24/2025	5,000,000	5,000,000	5,006,803	1.41%
Ares LVII CLO Ltd.	Secured Note - Class E-R, 10.85%, (3M SOFR + 6.53%, due 01/25/2035)	05/15/2024	5,150,000	5,162,208	5,162,517	1.45%
Ares LIX CLO Ltd.	Secured Note - Class E, 10.83%, (3M SOFR + 6.51%, due 04/25/2034)	04/03/2024	3,700,000	3,703,250	3,709,560	1.04%
Ares LXII CLO Ltd.	Secured Note - Class E, 11.08%, (3M SOFR + 6.76%, due 01/25/2034)	08/14/2024	3,850,000	3,844,225	3,860,028	1.09%
Ares Loan Funding IX, Ltd.	Secured Note - Class E, 9.28%, (3M SOFR + 5.00%, due 03/31/2038)	03/03/2025	3,500,000	3,500,000	3,542,691	1.00%
Battalion CLO XII Ltd.	Secured Note - Class E, 10.54%, (3M SOFR + 6.35%, due 05/17/2031)	10/04/2018	5,060,000	4,953,985	4,389,372	1.23%
Battalion CLO XXI Ltd.	Secured Note - Class E, 11.04%, (3M SOFR + 6.72%, due 07/15/2034)	06/08/2022	5,375,000	5,056,440	4,633,552	1.30%
Benefit Street Partners CLO XXV, Ltd.	Secured Note - Class E-R, 8.92%, (3M SOFR + 4.60%, due 01/15/2035)	02/05/2025	2,350,000	2,350,000	2,347,164	0.66%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 10.18%, (3M SOFR + 5.86%, due 04/26/2031)	10/04/2018	1,050,000	1,010,709	1,017,990	0.29%
Capital Four US CLO I Ltd.	Secured Note - Class E, 11.52%, (3M SOFR + 7.19%, due 01/18/2035)	03/20/2025	2,400,000	2,307,000	2,332,256	0.66%
Carlyle US CLO 2021-10 Ltd.	Secured Note - Class E-R, 11.08%, (3M SOFR + 6.75%, due 01/20/2038)	12/04/2024	5,000,000	5,000,000	5,155,738	1.45%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class E, 11.67%, (3M SOFR + 7.35%, due 04/15/2035)	08/23/2024	2,250,000	2,231,550	2,259,732	0.64%
Carlyle US CLO 2025-1, Ltd.	Secured Note - Class E, 10.01%, (3M SOFR + 5.70%, due 04/25/2038)	04/01/2025	1,350,000	1,350,000	1,379,969	0.39%
CarVal CLO II Ltd.	Secured Note - Class E-R2, 10.83%, (3M SOFR + 6.50%, due 04/20/2032)	11/26/2024	4,850,000	4,850,000	4,814,685	1.35%
CBAM 2021-15, LLC	Secured Note - Class E-R, 9.83%, (3M SOFR + 5.50%, due 01/20/2038)	02/05/2025	3,875,000	3,878,375	3,903,118	1.10%
CIFC Funding 2017-I, Ltd.	Secured Note - Class E-RR, 11.07%, (3M SOFR + 6.74%, due 04/21/2037)	08/05/2024	5,000,000	4,934,474	5,023,228	1.41%
CIFC Funding 2017-III, Ltd.	Secured Note - Class E-R, 11.03%, (3M SOFR + 6.70%, due 04/20/2037)	10/01/2024	3,000,000	3,004,680	3,027,181	0.85%
CIFC Funding 2018-II, Ltd.	Secured Note - Class E-R, 10.08%, (3M SOFR + 5.75%, due 10/20/2037)	09/27/2024	800,000	800,000	817,012	0.23%
CIFC Funding 2021-III, Ltd.	Secured Note - Class E-1, 10.98%, (3M SOFR + 6.66%, due 07/15/2036)	08/18/2023	3,750,000	3,651,563	3,753,951	1.06%
CIFC Funding 2022-II, Ltd.	Secured Note - Class E-R, 9.08%, (3M SOFR + 4.75%, due 04/19/2035)	01/29/2025	3,340,000	3,340,000	3,337,294	0.94%
Cook Park CLO, Ltd.	Secured Note - Class E, 9.98%, (3M SOFR + 5.66%, due 04/17/2030)	10/04/2018	4,575,000	4,514,773	4,588,191	1.29%
Dryden 123 CLO, Ltd.	Secured Note - Class E, 9.14%, (3M SOFR + 4.85%, due 04/15/2038)	02/19/2025	5,000,000	5,000,000	5,035,181	1.42%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 9.73%, (3M SOFR + 5.41%, due 01/15/2031)	10/04/2018	500,000	488,578	475,639	0.13%
Dryden 43 Senior Loan Fund, Ltd.	Secured Note - Class E-R3, 10.99%, (3M SOFR + 6.66%, due 04/20/2034)	12/03/2024	5,010,000	4,882,073	4,948,518	1.39%
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 11.33%, (3M SOFR + 7.01%, due 07/15/2035)	04/10/2024	5,300,000	5,111,997	5,251,059	1.48%
Dryden 98 CLO, Ltd.	Secured Note - Class E, 10.73%, (3M SOFR + 6.40%, due 04/20/2035)	03/26/2025	4,850,000	4,692,375	4,772,904	1.34%
Elmwood CLO 16 Ltd.	Secured Note - Class E-R, 11.08%, (3M SOFR + 6.75%, due 04/20/2037)	08/05/2024	5,000,000	5,000,904	5,037,085	1.42%
Elmwood CLO 20 Ltd.	Secured Note - Class E-R, 10.32%, (3M SOFR + 6.00%, due 01/17/2037)	08/08/2024	1,875,000	1,871,250	1,886,667	0.53%
Elmwood CLO 22 Ltd.	Secured Note - Class E-R, 9.12%, (3M SOFR + 4.80%, due 04/17/2038)	03/12/2025	2,000,000	2,000,000	2,009,671	0.57%
Elmwood CLO 34 Ltd.	Secured Note - Class E, 9.67%, (3M SOFR + 5.35%, due 10/17/2037)	10/11/2024	5,000,000	5,000,000	5,075,428	1.43%
Elmwood CLO VI Ltd.	Secured Note - Class E-R-R, 10.23%, (3M SOFR + 5.90%, due 07/18/2037)	09/30/2025	3,500,000	3,461,500	3,461,500	0.97%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 12.29%, (3M SOFR + 7.96%, due 01/20/2033)	12/17/2019	5,000,000	4,846,289	4,991,853	1.40%
Generate CLO 2 Ltd.	Secured Note - Class E-R2, 11.68%, (3M SOFR + 7.35%, due 10/22/2037)	08/06/2024	3,625,000	3,610,553	3,560,775	1.00%
Green Lakes Park CLO, LLC.	Secured Note - Class E-RR, 9.07%, (3M SOFR + 4.75%, due 01/25/2038)	03/07/2025	5,000,000	4,940,640	4,978,964	1.40%
Harbor Park CLO, Ltd.	Secured Note - Class E, 10.19%, (3M SOFR + 5.86%, due 01/20/2031)	08/08/2023	2,250,000	2,211,138	2,252,922	0.63%
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 10.63%, (3M SOFR + 6.30%, due 04/20/2035)	03/19/2024	5,004,000	4,861,891	4,825,767	1.36%
KKR CLO 14 Ltd.	Secured Note - Class E-R, 10.73%, (3M SOFR + 6.41%, due 07/15/2031)	12/20/2023	2,700,000	2,603,117	2,673,047	0.75%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 11.97%, (3M SOFR + 7.65%, due 04/15/2034)	10/25/2024	2,760,000	2,751,750	2,709,976	0.76%
KKR CLO 22 Ltd.	Secured Note - Class E, 10.59%, (3M SOFR + 6.26%, due 07/20/2031)	10/27/2021	5,075,000	4,930,874	5,068,295	1.43%
KKR CLO 26 Ltd.	Secured Note - Class E-R, 11.73%, (3M SOFR + 7.41%, due 10/15/2034)	08/08/2023	5,000,000	4,904,524	4,965,794	1.40%
KKR CLO 27 Ltd.	Secured Note - Class E-R2, 10.57%, (3M SOFR + 6.25%, due 01/15/2035)	12/10/2024	3,000,000	3,000,000	2,954,246	0.83%
KKR CLO 29 Ltd.	Secured Note - Class E-R, 11.40%, (3M SOFR + 7.08%, due 07/15/2037)	04/29/2025	2,000,000	1,962,500	1,994,708	0.56%
KKR CLO 32 Ltd.	Secured Note - Class E-R, 11.42%, (3M SOFR + 7.10%, due 04/15/2037)	08/08/2024	5,500,000	5,479,375	5,529,163	1.56%
KKR CLO 49 Ltd.	Secured Note - Class E-R, 11.15%, (3M SOFR + 6.82%, due 10/20/2037)	10/08/2024	1,925,000	1,886,500	1,945,035	0.55%
Lakeside Park CLO, Ltd.	Secured Note - Class E, 8.89%, (3M SOFR + 4.60%, due 04/15/2038)	03/07/2025	5,000,000	5,000,000	5,031,080	1.42%
Madison Park Funding XXIX, Ltd.	Secured Note - Class E-R, 10.18%, (3M SOFR + 5.85%, due 03/25/2038)	03/07/2025	2,375,000	2,375,000	2,327,834	0.65%
Madison Park Funding XLII, Ltd.	Secured Note - Class E, 10.63%, (3M SOFR + 6.31%, due 11/21/2030)	08/15/2019	3,375,000	3,282,517	3,378,587	0.95%
Madison Park Funding LI, Ltd.	Secured Note - Class E, 10.86%, (3M SOFR + 6.53%, due 07/19/2034)	10/28/2021	5,000,000	4,987,731	5,010,290	1.41%
Magnetite XLV, Limited	Secured Note - Class E, 8.78%, (3M SOFR + 4.50%, due 04/15/2038)	03/12/2025	1,125,000	1,125,000	1,128,782	0.32%
Marathon CLO XIII, Ltd.	Secured Note - Class D, 11.56%, (3M SOFR + 7.24%, due 04/15/2032)	06/04/2019	3,500,000	3,382,712	3,325,495	0.94%
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.	Secured Note - Class E-R, 10.48%, (3M SOFR + 6.15%, due 10/20/2037)	11/01/2024	1,838,000	1,838,000	1,845,354	0.52%
Neuberger Berman CLO XVII, Ltd.	Secured Note - Class E-R3, 11.08%, (3M SOFR + 6.75%, due 07/22/2038)	08/05/2024	875,000	871,500	895,832	0.25%
Neuberger Berman Loan Advisers CLO 24, Ltd.	Secured Note - Class E-R2, 11.33%, (3M SOFR + 7.00%, due 10/19/2038)	08/08/2024	2,300,000	2,300,000	2,362,433	0.66%
Neuberger Berman Loan Advisers CLO 31, Ltd.	Secured Note - Class E-R2, 9.33%, (3M SOFR + 5.00%, due 01/20/2039)	04/07/2025	4,000,000	3,720,000	4,037,937	1.14%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R2, 9.82%, (3M SOFR + 5.50%, due 04/16/2039)	03/14/2025	5,000,000	5,000,000	5,078,578	1.43%
Neuberger Berman Loan Advisers CLO 38, Ltd.	Secured Note - Class E-R2, 8.93%, (3M SOFR + 4.60%, due 10/20/2036)	02/14/2025	5,000,000	5,000,000	4,998,682	1.41%
OCP CLO 2019-16, Ltd.	Secured Note - Class E-R, 10.94%, (3M SOFR + 6.61%, due 04/10/2033)	05/02/2025	3,950,000	3,932,225	3,943,133	1.11%
OCP CLO 2020-8R, Ltd.	Secured Note - Class B-1-R-2 Note, NM, (3M SOFR + 1.55%, due 10/17/2038)	09/26/2025	10,000,000	10,000,000	10,025,000	2.82%
Octagon 51, Ltd.	Secured Note - Class E-R, 9.98%, (3M SOFR + 5.65%, due 07/20/2034)	02/06/2025	2,200,000	2,200,000	2,149,144	0.60%
Octagon 56, Ltd.	Secured Note - Class E, 11.11%, (3M SOFR + 6.79%, due 10/15/2034)	02/20/2025	5,500,000	5,352,050	5,189,755	1.46%
Octagon 59, Ltd.	Secured Note - Class B Note, 6.16%, (3M SOFR + 1.95%, due 05/15/2035)	09/25/2025	9,400,000	9,416,450	9,416,450	2.65%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D-R, 11.58%, (3M SOFR + 7.25%, due 10/20/2037)	08/06/2024	4,725,000	4,658,105	4,834,214	1.36%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 10.34%, (3M SOFR + 6.01%, due 10/20/2030)	10/24/2018	1,550,000	1,517,072	1,551,889	0.44%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 11.71%, (3M SOFR + 7.39%, due 10/15/2033)	09/24/2021	5,000,000	4,837,575	4,958,950	1.39%
OZLM XXI, Ltd.	Secured Note - Class D, 10.13%, (3M SOFR + 5.80%, due 01/20/2031)	10/04/2018	4,150,000	4,097,736	3,989,056	1.12%
Pikes Peak CLO 12, Ltd.	Secured Note - Class E-R, 9.33%, (3M SOFR + 5.00%, due 04/20/2038)	01/30/2025	4,450,000	4,438,975	4,396,147	1.24%
Pikes Peak CLO 3	Secured Note - Class E-RR, 11.19%, (3M SOFR + 6.87%, due 10/25/2034)	06/20/2024	425,000	423,462	425,808	0.12%
RAD CLO 21, Ltd	Secured Note - Class E-1R, 9.22%, (3M SOFR + 4.90%, due 01/25/2037)	03/20/2025	3,250,000	3,173,983	3,250,224	0.91%
RAD CLO 26, Ltd.	Secured Note - Class E, 10.23%, (3M SOFR + 5.90%, due 10/20/2037)	08/07/2024	5,000,000	5,000,000	5,049,536	1.42%
RAD CLO 27, Ltd.	Secured Note - Class E, 9.62%, (3M SOFR + 5.30%, due 01/15/2038)	12/11/2024	5,000,000	5,000,000	5,061,971	1.42%
Regatta 31 Funding, Ltd	Secured Note - Class D, 9.13%, (3M SOFR + 4.90%, due 03/25/2038)	02/21/2025	5,000,000	5,000,000	5,018,609	1.41%
Rockford Tower CLO 2017-3, Ltd.	Secured Note - Class E, 10.34%, (3M SOFR + 6.01%, due 10/20/2030)	10/04/2018	1,030,000	1,030,161	1,012,049	0.28%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 10.32%, (3M SOFR + 6.11%, due 05/20/2031)	09/30/2021	2,250,000	2,210,794	2,213,891	0.62%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 10.59%, (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,888,198	4,939,553	1.39%
RR 14 Ltd.	Secured Note - Class D, 10.73%, (3M SOFR + 6.41%, due 04/15/2036)	04/23/2025	2,000,000	1,939,600	1,972,317	0.55%
RR 15 Ltd.	Secured Note - Class D, 10.78%, (3M SOFR + 6.46%, due 04/15/2036)	04/17/2024	5,000,000	4,988,975	5,005,408	1.41%
RR 16 Ltd.	Secured Note - Class D, 10.83%, (3M SOFR + 6.51%, due 07/15/2036)	04/17/2024	5,000,000	5,000,396	5,005,603	1.41%
RR 7 Ltd.	Secured Note - Class D-1B, 10.82%, (3M SOFR + 6.50%, due 01/15/2037)	08/10/2023	3,000,000	2,911,250	3,003,077	0.84%
Sixth Street CLO VIII Ltd.	Secured Note - Class D-R2, 11.08%, (3M SOFR + 6.75%, due 10/20/2034)	11/21/2024	5,000,000	5,000,000	5,011,283	1.41%
Tallman Park CLO Ltd.	Secured Note - Class E-R, 10.33%, (3M SOFR + 6.00%, due 07/20/2038)	06/26/2025	2,000,000	2,000,000	2,004,845	0.56%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 11.33%, (3M SOFR + 7.01%, due 10/13/2032)	01/13/2022	5,000,000	4,980,739	4,856,281	1.37%
Thayer Park CLO, Ltd.	Secured Note - Class D-R, 10.84%, (3M SOFR + 6.51%, due 04/20/2034)	09/24/2024	3,625,000	3,619,563	3,632,731	1.02%
Thompson Park CLO, Ltd.	Secured Note - Class E-R, 8.92%, (3M SOFR + 4.60%, due 04/15/2034)	03/06/2025	5,000,000	5,000,000	4,983,556	1.40%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R, 10.89%, (3M SOFR + 6.56%, due 07/18/2031)	08/16/2021	2,550,000	2,409,896	2,380,499	0.67%
Total Collateralized Loan Obligation Debt				346,458,733	348,024,474	97.90%

Collateralized Loan Obligation Equity⁽⁷⁾⁽⁸⁾
Structured Finance
AMMC CLO 23, Limited	Subordinated Note (effective yield 17.46%, maturity 04/17/2035)	09/19/2025	5,000,000	3,200,000	3,254,921	0.92%
AMMC CLO 30, Limited	Subordinated Note (effective yield 13.86%, maturity 01/15/2037)	11/01/2024	6,300,000	4,690,283	4,584,226	1.29%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 15.91%, maturity 04/15/2034)	06/08/2021	13,105,000	3,704,282	2,948,801	0.83%
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 16.73%, maturity 10/15/2038)	07/30/2024	5,952,500	4,088,536	3,974,313	1.12%

See accompanying notes to the consolidated financial statements	2

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer⁽¹⁾	Investment Description⁽²⁾⁽³⁾	Acquisition Date⁽⁴⁾	Principal Amount	Cost	Fair Value⁽⁵⁾	% of Net Assets
Collateralized Loan Obligation Equity⁽⁷⁾⁽⁸⁾ (continued)
Ares LXV CLO Ltd.	Subordinated Note (effective yield 18.62%, maturity 07/25/2034)	04/16/2024	$4,450,000	$2,826,394	$2,637,772	0.74%
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 15.15%, maturity 07/25/2037)	02/04/2025	6,475,000	4,733,776	4,381,566	1.23%
Ares Loan Funding VII, Ltd.	Subordinated Note (effective yield 16.12%, maturity 10/22/2037)	07/30/2025	7,500,000	5,415,375	5,061,830	1.42%
Ares Loan Funding VIII, Ltd.	Subordinated Note (effective yield 15.02%, maturity 01/24/2038)	08/04/2025	7,018,000	5,412,633	5,660,282	1.59%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 8.23%, maturity 07/16/2034)	08/09/2023	5,030,000	2,278,308	1,638,309	0.46%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 16.76%, maturity 10/25/2034)⁽⁹⁾	09/24/2021	5,319,049	3,106,139	2,283,050	0.64%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 6.06%, maturity 04/25/2034)	11/03/2021	4,000,000	2,497,839	1,768,200	0.50%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 3.59%, maturity 01/18/2035)	11/17/2021	5,000,000	2,974,912	1,785,052	0.50%
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 14.79%, maturity 04/21/2035)	09/27/2023	3,000,000	1,833,073	1,489,801	0.42%
Boyce Park CLO, Ltd.	Class M2 Notes (effective yield 14.79%, maturity 04/21/2035)	09/27/2023	3,214,286	63,878	34,387	0.01%
Carlyle US CLO 2021-10, Ltd.	Subordinated Note (effective yield 15.79%, maturity 10/20/2034)	09/04/2025	6,492,815	2,970,463	2,934,164	0.83%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 14.59%, maturity 04/20/2038)	10/28/2021	8,205,000	5,390,482	5,272,551	1.48%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 11.71%, maturity 07/20/2034)	11/02/2021	5,000,000	3,354,946	2,778,384	0.78%
Carlyle US CLO 2021-6, Ltd.	Subordinated Note (effective yield 19.02%, maturity 01/15/2038)	08/14/2024	5,000,000	2,255,410	2,354,971	0.66%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 12.12%, maturity 01/20/2038)	08/15/2023	6,279,700	4,042,672	3,344,866	0.94%
Carlyle US CLO 2022-4 Ltd.	Subordinated Note (effective yield 13.76%, maturity 07/25/2036)	10/29/2024	4,575,000	4,263,561	3,921,883	1.10%
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 15.36%, maturity 10/15/2037)	11/19/2024	5,000,000	3,310,345	3,042,919	0.86%
CBAM 2018-8, Ltd.	Subordinated Note (effective yield 13.57%, maturity 07/15/2037)	02/05/2025	5,000,000	1,483,750	1,651,003	0.46%
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 13.80%, maturity 07/15/2037)	11/01/2024	6,175,000	2,156,220	2,641,647	0.74%
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 15.70%, maturity 07/16/2037)	12/02/2019	7,000,000	4,574,088	4,131,229	1.16%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 16.42%, maturity 07/16/2035)	10/23/2023	1,100,000	807,632	776,712	0.22%
Clover CLO 2020-1, LLC.	Subordinated Note (effective yield 13.46%, maturity 07/15/2037)	01/16/2025	5,000,000	3,465,037	2,994,789	0.84%
Dryden 113 CLO, Ltd.	Income Note (effective yield 17.49%, maturity 10/15/2037)	07/30/2024	2,500,000	1,928,383	1,911,719	0.54%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 3.28%, maturity 10/20/2036)	10/26/2023	5,000,000	2,929,534	2,531,807	0.71%
Generate CLO 17 Ltd.	Subordinated Note (effective yield 13.68%, maturity 10/22/2037)	01/30/2025	6,000,000	4,670,379	3,702,160	1.04%
Greenacre Park CLO, LLC.	Subordinated Note (effective yield 18.01%, maturity 07/20/2038)	08/09/2023	2,350,000	1,458,070	1,447,959	0.41%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 19.52%, maturity 01/21/2035)	04/27/2023	1,150,000	592,552	523,968	0.15%
KKR CLO 29 Ltd.	Subordinated Note (effective yield 11.22%, maturity 07/15/2037)	12/14/2021	5,500,000	3,428,657	2,337,589	0.66%
KKR CLO 32 Ltd.	Subordinated Note (effective yield 14.49%, maturity 04/15/2037)	11/20/2024	3,050,000	1,813,026	1,468,732	0.41%
Lodi Park CLO, Ltd.	Income Note (effective yield 12.40%, maturity 07/21/2036)	11/13/2024	1,575,000	1,303,571	1,122,033	0.32%
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 12.40%, maturity 07/21/2036)	11/13/2024	925,000	760,519	658,820	0.19%
Madison Park Funding XXVIII, Ltd.	Subordinated Note (effective yield 18.63%, maturity 01/15/2038)	05/13/2025	6,400,000	2,639,252	2,489,977	0.70%
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 18.21%, maturity 04/15/2037)	03/11/2020	11,777,574	5,903,652	5,843,391	1.64%
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/15/2032)⁽¹³⁾	06/04/2019	5,300,000	2,216,219	651,635	0.18%
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 12.84%, maturity 10/20/2037)	01/10/2025	6,900,000	5,118,466	4,336,842	1.22%
Morgan Stanley Eaton Vance CLO 2025-21, Ltd.	Income Note (effective yield 20.35%, maturity 04/15/2038)⁽⁹⁾	03/07/2025	5,471,541	4,163,613	4,677,638	1.32%
OCP CLO 2022-24, Ltd.	Subordinated Note (effective yield 10.75%, maturity 10/20/2037)	10/29/2024	5,000,000	3,574,531	3,076,039	0.87%
Octagon 74, Ltd.	Subordinated Note (effective yield 15.45%, maturity 04/22/2038)	08/04/2025	3,000,000	2,167,500	2,172,821	0.61%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030)	01/31/2020	6,000,000	1,551,349	30,000	0.01%
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 0.00%, maturity 10/25/2032)⁽¹³⁾	08/02/2019	5,750,000	2,907,333	1,748,512	0.49%
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 10.57%, maturity 04/15/2037)	03/25/2024	8,250,000	4,189,166	2,947,679	0.83%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 7.65%, maturity 07/20/2034)	02/02/2022	5,945,000	3,898,658	2,806,281	0.79%
Rad CLO 3, Ltd.	Subordinated Note (effective yield 19.97%, maturity 04/15/2032)⁽⁹⁾	07/22/2025	3,072,600	1,533,750	1,465,191	0.41%
Reese Park CLO, Ltd.	Subordinated Note (effective yield 18.23%, maturity 01/15/2038)	05/08/2025	2,836,250	1,550,875	1,392,047	0.39%
Reese Park CLO, Ltd.	Class M-2 Notes (effective yield 18.23%, maturity 01/15/2038)	05/08/2025	3,687,125	4	108,710	0.03%
Regatta XVIII Funding, Ltd	Subordinated Note (effective yield 21.27%, maturity 04/15/2038)	09/05/2024	3,175,322	1,674,506	1,957,474	0.55%
Regatta XXVIII Funding Ltd.	Subordinated Note (effective yield 11.49%, maturity 04/25/2037)	11/13/2024	3,466,000	2,489,794	2,103,856	0.59%
RR 23 Ltd.	Subordinated Note (effective yield 15.03%, maturity 07/15/2037)	10/12/2023	5,000,000	2,800,132	2,885,386	0.81%
RR 28 Ltd.	Subordinated Note (effective yield 10.42%, maturity 04/15/2037)	10/31/2024	4,825,000	2,138,038	2,150,207	0.60%
Venture 37 CLO, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2032)⁽¹³⁾	05/21/2019	5,200,000	1,875,774	363,272	0.10%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 4.20%, maturity 07/20/2035)	08/15/2023	5,490,000	3,055,251	1,670,014	0.49%
Total Collateralized Loan Obligation Equity				159,232,588	137,929,387	38.80%

Common Stock
Financial Services
Oxford Lane Capital Corp.	Common Stock	07/24/2025	69,822	1,231,869	1,182,086	0.33%

Loans and Notes⁽⁷⁾
Structured Finance
ALP CFO 2024, L.P.	Collateralized Fund Obligation Debt, Senior Secured Loan, Class C, 12.88%, due 10/15/2036⁽¹²⁾	10/21/2024	4,167,000	4,167,000	4,244,685	1.19%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation Debt, Senior Secured Loan, Class B, 11.50%, due 07/13/2038⁽¹²⁾	07/13/2023	488,565	483,678	502,755	0.14%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation Debt, Senior Secured Loan, (effective yield 14.50%, due 07/13/2038)⁽¹²⁾	07/13/2023	223,713	221,476	231,517	0.07%
StepStone Private Equity LP Secondary Opportunities Ltd.	Collateralized Fund Obligation Debt, Senior Secured Loan, Class C, 13.07%, due 12/28/2035⁽¹²⁾	07/03/2024	1,837,678	1,837,678	1,844,957	0.52%
Total Loans and Notes				6,709,832	6,823,914	1.92%

Rated Feeder Fund Equity⁽⁷⁾⁽⁸⁾
Structured Finance
CVC Structured Solutions 2, LLC	Subordinated Note (effective yield 28.30%, maturity 09/03/2040)	09/02/2025	403,248	403,248	401,039	0.11%

Collateralized Fund Obligation Equity⁽⁷⁾⁽⁸⁾
Structured Finance
ALP CFO 2024, L.P.	Subordinated Note (effective yield 38.50%, maturity 10/15/2036)	10/21/2024	4,072,000	4,072,000	3,152,973	0.89%
ALP CFO 2025, L.P.	Subordinated Note (effective yield 39.04%, maturity 07/15/2037)	07/30/2025	3,612,000	3,612,000	3,505,159	0.99%
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 21.86%, maturity 04/30/2037)	07/21/2025	1,669,662	1,669,662	1,610,171	0.45%
Glendower Capital Secondaries CFO, LLC	Subordinated Note (effective yield 44.85%, maturity 07/13/2038)	07/13/2023	509,984	509,984	510,184	0.14%
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 28.90%, maturity 12/28/2035)	07/03/2024	3,612,875	3,612,875	2,930,803	0.82%
Total Collateralized Fund Obligation Equity				13,476,521	11,709,290	3.29%

Total investments, at fair value September 30, 2025				$527,512,791	$506,070,190	142.35%

See accompanying notes to the consolidated financial statements	3

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer⁽¹⁾	Investment Description⁽²⁾⁽³⁾	Acquisition Date⁽⁴⁾	Principal Amount	Cost	Fair Value⁽⁵⁾	% of Net Assets
Liabilities, at Fair Value⁽¹⁰⁾
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,041,225)	$(37,508,648)	-10.55%
7.75% Series B Term Preferred Stock due 2028	Preferred Stock		(53,266,100)	(53,266,100)	(53,266,100)	-14.98%
8.00% Series C Term Preferred Stock due 2029	Preferred Stock		(101,074,825)	(101,105,059)	(101,115,255)	-28.44%
Total liabilities, at fair value September 30, 2025				$(192,412,384)	$(191,890,003)	-53.97%

Net assets above (below) fair value of investments and liabilities at fair value					41,320,883

Net Assets as of September 30, 2025					$355,501,070

⁽¹⁾	The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities.
⁽²⁾	All securities are exempt from registration under the Securities Act of 1933, as amended, are deemed to be “restricted” securities, are categorized as structured finance securities and the country of risk is the United States.
⁽³⁾	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 “Revolving Credit Facility” for further discussion.
⁽⁴⁾	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 “Organization” for further discussion.
⁽⁵⁾	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
⁽⁶⁾	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
⁽⁷⁾	Classified as Level III investment. See Note 3 “Investments” for further discussion.
⁽⁸⁾	CLO equity, CFO equity and Rated Feeder Fund Equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.

As of September 30, 2025, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 13.20%.

⁽⁹⁾	Fair value includes the Company’s interest in fee rebates on CLO equity.
⁽¹⁰⁾	The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026, 7.75% Series B Term Preferred Stock due 2028, and 8.00% Series C Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825.

Accordingly, the aforementioned preferred stock is carried at fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

⁽¹¹⁾	This investment has an unfunded commitment as of September 30, 2025. See Note 7 “Commitments and Contingencies” for further discussion.
⁽¹²⁾	Fixed rate investment.
⁽¹³⁾	As of September 30, 2025 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

Reference Key:

SOFR - Secured Overnight Financing Rate

DD - Delayed Draw

See accompanying notes to the consolidated financial statements	4

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Operations

For the nine months ended September 30, 2025

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$45,480,417
Other income	54,420
Dividend income	53,696
Total Investment Income	45,588,533

EXPENSES
Interest expenses	8,361,963
Management fees	4,888,881
Commission expense	1,011,331
Professional fees	762,330
Administration fees	664,915
Directors’ fees	191,250
Tax expense	75,000
Other expenses	493,591
Total Expenses	16,449,261

NET INVESTMENT INCOME	29,139,272

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,835,091)
Net change in unrealized appreciation (depreciation) on investments	(9,788,223)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(4,110,199)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,733,513)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,405,759

See accompanying notes to the consolidated financial statements	5

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Comprehensive Income

For the nine months ended September 30, 2025

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,405,759

OTHER COMPREHENSIVE INCOME (LOSS)(1)
Change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	2,673,454

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$16,079,213

(1)	See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements	6

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the three months ended September 30, 2025	For the six months ended June 30, 2025	For the nine months ended September 30, 2025
INVESTMENT INCOME
Interest income	$16,114,378	$29,366,039	$45,480,417
Other income	16,000	38,420	54,420
Dividend income	53,696	-	53,696
Total Investment Income	16,184,074	29,404,459	45,588,533

EXPENSES
Interest expenses	3,052,748	5,309,215	8,361,963
Management fees	1,699,144	3,189,737	4,888,881
Commission expense	530,058	481,273	1,011,331
Professional fees	223,343	538,987	762,330
Administration fees	248,720	416,195	664,915
Directors’ fees	63,750	127,500	191,250
Tax expense	25,000	50,000	75,000
Other expenses	211,778	281,813	493,591
Total Expenses	6,054,541	10,394,720	16,449,261

NET INVESTMENT INCOME	10,129,533	19,009,739	29,139,272

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(3,336,171)	1,501,080	(1,835,091)
Net change in unrealized appreciation (depreciation) on investments	5,425,690	(15,213,913)	(9,788,223)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,193,604)	(2,916,595)	(4,110,199)
NET REALIZED AND UNREALIZED GAIN (LOSS)	895,915	(16,629,428)	(15,733,513)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,025,448	$2,380,311	$13,405,759

Note: The above Consolidated Statement of Operations represents the three months ended September 30, 2025, the six months ended June 30, 2025 and the nine months ended September 30, 2025 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements	7

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the nine months ended September 30, 2025	For the nine months ended September 30, 2024
INVESTMENT INCOME
Interest income	$45,480,417	$32,463,019
Other income	54,420	86,148
Dividend income	53,696	-
Total Investment Income	45,588,533	32,549,167

EXPENSES
Interest expenses	8,361,963	5,172,131
Management fees	4,888,881	3,080,534
Commission expense	1,011,331	1,333,312
Administration fees	762,330	836,398
Professional fees	664,915	472,696
Directors’ fees	191,250	191,250
Tax expense	75,000	25,056
Amortization of deferred financing costs	-	38,607
Other expenses	493,591	384,094
Total Expenses	16,449,261	11,534,078

NET INVESTMENT INCOME	29,139,272	21,015,089

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,835,091)	1,891,502
Net change in unrealized appreciation (depreciation) on investments	(9,788,223)	6,261,603
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(4,110,199)	(2,651,457)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,733,513)	5,501,648

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,405,759	$26,516,737

Note: The above Consolidated Statement of Operations represents the nine months ended September 30, 2025, and the nine months ended September 30, 2024 and has been provided as supplemental information to the consolidated financial

See accompanying notes to the consolidated financial statements	8

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the nine months ended September 30, 2025	For the year ended December 31, 2024
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$29,139,272	$30,054,235
Net realized gain (loss) on investments	(1,835,091)	3,449,886
Net change in unrealized appreciation (depreciation) on investments	(9,788,223)	8,238,990
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(4,110,199)	(189,582)
Total net increase (decrease) in net assets resulting from operations	13,405,759	41,553,529

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OTHER COMPREHENSIVE INCOME (LOSS):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	2,673,454	(750,426)
Total net increase (decrease) in net assets resulting from other comprehensive income (loss)	2,673,454	(750,426)

COMMON STOCK DISTRIBUTIONS:
Total earnings distributed	(39,701,426)	(37,818,353)
Common stock distributions from tax return of capital	-	-
Total common stock distribution	(39,701,426)	(37,818,353)

CAPITAL SHARE TRANSACTIONS:
Issuance of shares of common stocks pursuant to the Company’s “at the market” program and the Committed Equity Financing (Note 5), net of commissions and offering expenses.	84,016,148	151,988,467
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	5,462,094	3,819,221
Repurchase of shares of common stock under the share repurchase program	(27,345,817)	-
Total increase (decrease) in net assets from capital share transactions	62,132,425	155,807,688

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,510,212	158,792,438
NET ASSETS AT BEGINNING OF PERIOD	316,990,858	158,207,420
NET ASSETS AT END OF PERIOD	$355,501,070	$316,999,858

CAPITAL SHARE ACTIVITY:
Shares of common stock issued pursuant to the Company’s “at the market” program and the Committed Equity Financing	5,553,972	9,894,829
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	390,316	251,254
Shares of common stock retired under the share repurchase program	(2,071,861)	-
Total increase (decrease) in capital share activity	3,872,427	10,146,083

See accompanying notes to the consolidated financial statements	9

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Cash Flows

For the nine months ended September 30, 2025

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$13,405,759
Adjustments to reconcile net increase (decrease) in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(215,373,547)
Proceeds from sales of investments and repayment of principal⁽¹⁾	141,476,950
Net realized (gain) loss on investments	1,835,091
Net change in unrealized appreciation (depreciation) on investments	9,788,223
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,110,199
Amortization (accretion) included in interest expense	(71,847)
Amortization (accretion) of premium or discounts on debt securities	(373,716)
Amortization of deferred financing costs	42,191
Change in assets and liabilities:
Interest receivable	(3,829,221)
Excise tax refund receivable	103,945
Prepaid expenses	115,801
Management fees payable	327,530
Professional fees payable	178,466
Directors’ fees payable	63,750
Administration fees payable	(55,047)
Interest expense payable	(46,444)
Due to affiliates	21,535
Tax expense payable	(22,130)
Other expenses payable	(27,169)
Net Cash Provided By (Used In) Operating Activities	(48,329,681)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under Revolving Credit Facility	15,000,000
Repayments under Revolving Credit Facility	(17,000,000)
Common stock distributions paid to stockholders, net of dividends reinvestment plan	(34,136,536)
Issuance of shares of common stocks pursuant to the Company’s “at the market” program, net of commissions and offering expenses (Note 5)	84,016,148
Repurchase of shares of common stock under the share repurchase program	(27,345,817)
Issuance of shares of 7.75% Series B Term Preferred Stock due 2028 pursuant to the Company’s “at the market” program	10,066,420
Issuance of shares of 8.00% Series C Term Preferred Stock due 2029 pursuant to the Company’s “at the market” program	50,896,784
Net Cash Provided By (Used In) Financing Activities	81,496,999

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	33,167,318

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,101,773

CASH AND CASH EQUIVALENTS, END OF PERIOD	$41,269,091

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$8,480,253
Cash paid for franchise taxes	$97,130

⁽¹⁾Proceeds from sales and repayments of principal includes $10,569,837 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements	10

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated, and to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations, (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Income Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and other related securities and instruments.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The “Adviser” serves as the investment adviser of the Company and manages the Company’s investments subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The Company has two wholly-owned subsidiaries: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, and Eagle Point Income Company Sub (US) LLC (the “US Subsidiary), a Delaware limited liability company (together, the “Subsidiaries”). These subsidiaries have been organized to hold certain of the Company’s investments for legal, regulatory and tax purposes. All intercompany accounts have been eliminated upon consolidation. As of September 30, 2025, the US Subsidiary and the Cayman Subsidiary represented 0.1% and 0.0% of the Company’s total assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Company’s investments. Actual results may differ from those estimates.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and Chief Financial Officer.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Key financial information used by the CODM to assess the Company’s performance and make operation decisions, including the Company’s portfolio composition, total return, changes in net assets and expense ratios, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held to manage associated risk.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of September 30, 2025, the Company held no cash equivalents.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to measure certain financial assets and liabilities at fair value on the initial and subsequent accounting reporting dates. This election is made on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are reported separately from those instruments measured using another accounting method. Additionally, changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are presented separately in other comprehensive income.

Upfront offering costs related to instruments for which the FVO is elected, including costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company has elected to apply the FVO under ASC 825 to the following instruments:

●	5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”)

●	7.75% Series B Term Preferred Stock due 2028 (“Series B Term Preferred Stock”)

●	8.00% Series C Term Preferred Stock due 2029 (“Series C Term Preferred Stock”, and collectively the “Preferred Stock”)

The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Revenue Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.

Investment income from investments in the equity tranche securities of CLO, fee rebates, Collateralized Fund Obligations (“CFO”) and certain other investments is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to the expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For CFO equity and certain other investments, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities paying a commitment fee on unfunded commitments.

Dividend Income

Dividend income represents dividend income from the Company’s investments in common stock and is recorded on the ex-dividend date.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Expenses

Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in-capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition.

Interest Expense

Interest expense includes the distributions paid on the Company’s Preferred Stock, amounts due under the Revolving Credit Facility (refer to Note 9 “Revolving Credit Facility”) and deferred financing costs. Interest expense also includes the amortization of issuance premiums and discounts associated with its Preferred Stock.

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility. Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facility and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an interest expense on a straight-line basis, which approximates the effective interest method. These costs were fully amortized as of September 30, 2025.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

The following table summarizes the components of interest expense for the nine months ended September 30, 2025:

	Series A Term Preferred Stock	Series B Term Preferred Stock	Series C Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$1,426,550	$2,738,200	$4,085,975	$-	$8,250,725
Interest expense on revolving credit facility	-	-	-	183,084	183,084
Amortization of issuance (premium) discount	-	2,044	(73,890)	-	(71,846)
Total	$1,426,550	$2,740,244	$4,012,085	$183,084	$8,361,963

See Note 6 “Mandatory Redeemable Preferred Stock” and Note 9 “Revolving Credit Facility” for further discussion relating to the Preferred Stock and Revolving Credit Facility, respectively.

Issuance Premiums/Discounts

Issuance premiums and discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Preferred Stock as part of the Company’s ATM program. In accordance with FASB ASC Topic 835-30-35-2, the issuance premiums and discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Preferred Stock. Amortization of issuance premiums or discounts are reflected in interest expense in the Consolidated Statement of Operations.

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses, and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program is accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Common Share Repurchase Program

The Company accounts for repurchases of its common stock based on settlement date. As of September 30, 2025, all repurchased shares were retired and are recorded as an offset to ‘Paid-in Capital” on the Consolidated Statement of Assets and Liabilities. Refer to Note 5 “Common Stock” for further discussion on the repurchase of common stock.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company has adopted December 31st as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

As of September 30, 2025, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$523,515,483

Gross unrealized appreciation	$6,970,587
Gross unrealized depreciation	(24,415,871)
Net unrealized depreciation	$(17,445,284)

For the nine months ended September 30, 2025, the Company incurred $75,000 of Delaware franchise tax expense related to the 2025 tax year.

The US Subsidiary has elected to be treated as a corporation for U.S. tax purposes. As such, the subsidiary may be subject to federal, state and local tax in jurisdictions where it operates or is deemed to operate. The US Subsidiary has recorded a deferred tax liability of $63,173 as of September 30, 2025, none of which was incurred in the nine months ended September 30, 2025.

Distributions to Shareholders

The composition of distributions paid to common stockholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Shareholders who participate in the Company’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Company as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. These estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the nine months ended September 30, 2025 on common stock and preferred stock with record dates during 2025:

	Distributions per Share	Distribution Amount (in millions)
Common Stock	$1.59	$39.70
Series A Term Preferred Stock	0.94	1.43
Series B Term Preferred Stock	1.45	2.74
Series C Term Preferred Stock	1.50	4.09

3.	VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with U.S. GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Company applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.
●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.
●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of September 30, 2025:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$-	$348.02	$-	$348.02
CLO Equity	-	-	137.93	137.93
CFO Equity	-	-	11.71	11.71
Loans and Notes	-	-	6.82	6.82
Common Stock	1.18	-	-	1.18
Rated Feeder Fund Equity	-	-	0.40	0.40
Total Investments at Fair Value(1)	$1.18	$348.02	$156.86	$506.06

Total Assets at Fair Value(1)	$2.36	$348.02	$156.86	$506.06

Liabilities at Fair Value
Series A Term Preferred Stock	$37.51	$-	$-	$37.51
Series B Term Preferred Stock	53.27	-	-	53.27
Series C Term Preferred Stock	101.15	-	-	101.15
Total Liabilities at Fair Value(1)	$191.93	$-	$-	$191.93

(1)Amounts may not foot due to rounding.

Significant Unobservable Inputs

The following table summarizes the valuation techniques, quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of September 30, 2025:

	Quantitative Information about Level III Fair value Measurement
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)

CLO Equity	$137.93	Independent Pricing Service(2)	N/A	N/A
Loans and Notes	11.71	Discounted Cash Flows	Discount Rate	9.60% - 13.48% / 12.34%
CFO Equity	6.82	Discounted Cash Flows	Discount Rate	20.0% - 32.89% / 29.3%
Rated Feeder Fund Equity	0.40	Recent Transactions	N/A	N/A
Total(4)	$156.86

⁽¹⁾	Weighted average calculations are based on the fair value of investments.
⁽²⁾	The Company uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.
⁽³⁾	Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Company’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Company’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair valuer measurement, specifically:

●	Increases (decreases) in the discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the nine months ended September 30, 2025:

Change in Investments Classified as Level III (in millions)

	CLO Equity	Loans and Notes	CFO Equity	Rated Feeder Fund Equity	Total
Balance as of January 1, 2025	$104.93	$6.46	$5.36	$-	$116.75

Purchase of investments	60.22	0.35	7.98	0.40	68.95

Proceeds from sales or maturity of investments(1)	(17.60)	(0.06)	-	-	(17.66)

Net realized gain (losses) and net change in unrealized appreciation (depreciation)	(9.62)	0.07	(1.63)	-	(11.18)

Balance as of September 30, 2025(2)(3)	$137.93	$6.82	$11.71	$0.40	$156.86

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2025	$(7.65)	$0.08	$(1.64)	$-	$(9.21)

Amounts in millions
(1)	Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.
(2)	There were no transfers in or out of Level III during the period.
(3)	Amounts may not foot due to rounding.

Net realized gains or losses recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation or depreciation on investments balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Company’s portfolio investments on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Company’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board. The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions. Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.

Additionally, the Adviser considers a valuation range provided by a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5.

While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Company as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy.

Valuation of CFO Equity, Loans and Notes and Rated Feeder Fund Equity

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for the Company’s investments in CFO equity, loans and notes and rated feeder fund equity. The independent valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Company falls within this range.

Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.

Valuation of Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I within the fair value hierarchy.

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Change in Valuation Techniques

During the nine months ended September 30, 2025, the Adviser changed the valuation technique used to value the Company’s investments in CLO equity. Historically, CLO equity investments were valued utilizing a third-party financial tool that projected future cash flows of CLO equity tranches, with the resulting valuations compared to ranges provided by an independent valuation agent. During the nine months ended September 30, 2025, the Company transitioned to using an independent pricing service as the primary source of valuation marks for CLO equity. The pricing service incorporates observable market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets, and transaction activity in comparable securities. This change was made to enhance consistency with market-based inputs and improve the timeliness of valuations.

The Adviser continues to monitor the accuracy of pricing service marks through internal reviews and supplemental valuation tools, and retains responsibility for final fair value determinations in accordance with the Company’s valuation policy and Rule 2a-5 under the 1940 Act.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO's or structured finance security's underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO's underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO's liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO's or structured finance security's investment within the borrower's capital structure). Such actions would impair the value of the CLO's or structured finance security's investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds' general partner and key personnel, leverage risks, and general market and economic factors.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinate to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceed the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (and Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Senior Investment Team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Loan Accumulation Facilities Risk

The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.

Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose us to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee for its services.

Management Fee

The management fee is calculated at an annual rate equal to 1.25% of the Company’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the nine months ended September 30, 2025, the Company incurred a management fee of $4.89 million, with a payable balance of $1.70 million as of September 30, 2025.

Administration Agreement

On October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Company, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Company’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Company’s shareholders, maintaining the Company’s website, supporting investor relations, overseeing the payment of the Company’s expenses, coordinating the performance of administrative and professional services rendered to the Company by third parties, and providing other administrative services as the Company may designate from time to time.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company-related matters.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board on an annual basis.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

For the nine months ended September 30, 2025, the Company was charged a total of $0.66 million in administration fees, consisting of approximately $0.40 million and $0.26 million relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which $0.11 million was payable as of September 30, 2025.

Affiliated Ownership

As of September 30, 2025, the Adviser and senior investment team held an aggregate of 0.2% of the Company’s common stock and 0.1% of the Series A Term Preferred Stock as of September 30, 2025. An affiliate of Enstar Group Limited (“Enstar”) holds an indirect non-controlling ownership interest in the Adviser. As of September 30, 2025, subsidiaries of Enstar held an aggregate of 15.0% of the Company’s common stock.

Exemptive Relief

On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Prior to July 18, 2025, the Company received exemptive relief from a previous order issued on March 17, 2025.

Dealer Manager Agreement

On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with the Dealer Manager. Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell shares of its common stock and Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the period from April 11, 2025 to September 30, 2025, the company paid $0.64 million in commission associated with sales under the ATM Dealer Manager Agreement, of which $0.11 million was paid to the Dealer Manager and $0.53 million was paid to sub-placement agents chosen by the Dealer Manager.

5.	COMMON STOCK

As of September 30, 2025, there were 150,000,000 shares of common stock authorized, of which 25,015,908 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 9, 2024, the Company launched a new ATM offering to sell up to $250 million aggregate amount of its common stock.

The following was issued in connection with the ATM offerings and DRIP for the nine months ended September 30, 2025:

Amounts in millions except share amounts

Security	Shares Sold	Net Proceeds	Sales Agent Commissions

ATM Offerings
Common Stock	5,553,972	$84.0	$1.3

DRIP
Common Stock	390,316	$5.5	N/A

On June 9, 2025, the Board authorized a program to repurchase up to $50 million of the Company’s common stock in the open market (the “Share Repurchase Program”). The Share Repurchase Program will remain in effect until June 9, 2026, unless otherwise extended or earlier discontinued. The timing, manner, price and amount of any repurchases will depend on the Company’s stock price, market conditions, applicable legal requirements and other factors. The Share Repurchase Program does not obligate the Company to purchase a specific amount of common stock.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

The following table summarizes the activity under the Share Repurchase Program for the nine months ending September 30, 2025:

Amounts in millions except share amounts

Authorized	Repurchases (including commissions)	Share Repurchases	Average Price	Remaining
$50.0	$27.3	2,071,861	$13.19	$22.7

All repurchased shares were retired immediately on repurchase and are no longer considered issued and outstanding.

6.	MANDATORY REDEEMABLE PREFERRED STOCK

As of September 30, 2025, there were 20 million shares of preferred stock authorized, par value $0.001 per share, of which the following shares were issued and outstanding:

	Stock A Term Preferred Stock	Stock B Term Preferred Stock	Stock C Term Preferred Stock
Shares Issued and Outstanding	1,521,649	2,130,644	4,042,993

Except as otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock is entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred and common stockholders vote together as a single class on all matters submitted to the Company’s stockholders, except that the Company’s preferred stockholders have the right to elect two directors at all times. The remaining members of the Board are elected jointly by Company’s preferred and common stockholders, voting as a single class. Under the terms of the Company’s Revolving Credit Facility (described under Note 9, below), the Company cannot optionally redeem any shares of its Preferred Stock prior to the Revolving Credit Facility’s scheduled maturity date and cannot make any distributions or other payments on the Preferred Stock during the existence of a default or margin deficiency (each as defined under the applicable credit agreement).

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Preferred Stock issuances. Accordingly, the Preferred Stock is reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

The following table summarizes certain information as of September 30, 2025 pertaining to the Company’s Preferred Stock:

			Change in fair value due to:
Security	Maturity Date(1)	Callable Date(2)	Market Risk(3)	Instrument-Specific Credit Risk(4)
Series A Term Preferred Stock	October 26, 2026	Callable	($1.0)	($0.4)
Series B Term Preferred Stock	July 31, 2028	Callable	($0.9)	$0.9
Series C Term Preferred Stock	April 30, 2029	April 3, 2026	($2.2)	$2.2
Total			($4.1)	$2.7

(1)	The date which the Company is required to redeem all outstanding shares of the Preferred Stock, at a redemption price of $25 per share, plus the accumulated but unpaid dividends, if any.
(2)	The date which the Company may, at its sole option, redeem the outstanding shares of the Preferred Stock in whole or in part from time to time.
(3)	For the period ended September 30, 2025. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.
(4)	For the period ended September 30, 2025. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched a new ATM offering to allow the Company to sell up to 2,000,000 shares of Series B Term Preferred Stock and 2,000,000 shares of Series C Term Preferred Stock, exclusive of any share previously sold to the relevant sales agreement.

For the nine months ended September 30, 2025, the Company sold the following in connection with the ATM offerings:

Amounts in millions except share amounts

Security	Shares Sold	Net Proceeds	Sales Agent Commissions
Series B Term Preferred Stock	402,623	10.07	0.17
Series C Term Preferred Stock	2,031,665	50.79	0.84
Total		$60.86	$1.01

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company’s outstanding leverage. The Company did not repurchase Preferred Stock for the nine months ended September 30, 2025.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

As of September 30, 2025, the Company had total unfunded commitments of $2.2 million arising from Loans and Notes and CFO equity investments.

8.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9.	REVOLVING CREDIT FACILITY

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022, September 18, 2023, September 20, 2024 and September 18, 2025 with BNP Paribas, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Company can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). The Revolving Credit facility is collateralized by certain investments held by the Company. The Company has granted a security interest in certain assets to BNP Paribas, as lender. Such borrowings under the Revolving Credit Facility bear interest at Term SOFR plus a spread. The Company is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of December 19, 2025. The Company has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility agreement.

For the nine months ended September 30, 2025, the Company had an average outstanding borrowing and average interest rate of approximately $0.96 million and 6.49%, respectively. The interest expense, inclusive of the unused fee, for the nine months ended September 30, 2025 on the Revolving Credit Facility was approximately $0.18 million and is recorded on the Consolidated Statement of Operations. As of September 30, 2025, the Company has no outstanding borrowing.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facility as of September 30, 2025, and as of December 31, 2024:

	As of September 30, 2025	As of December 31, 2024
Total Assets	$563,407,013	$455,540,431
Less liabilities and debts not represented by senior securities	(15,985,706)	(6,957,439)
Net total assets and liabilities	$547,421,307	$448,582,992

Preferred Stock(3)	$192,382,150	$131,524,950
Principal amount outstanding under the Revolving Credit Facility	-	2,000,000
Total senior securities	$192,382,150	$133,524,950

Asset coverage for senior securities(1)	285%	336%
Asset coverage for Revolving Credit Facility(2)(3)	N/A	22429%

(1)	Asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 act, as generally described above.
(2)	Asset coverage for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.
(3)	Amounts are based on outstanding principal balances as of the dates presented.

11.	SUBSEQUENT EVENTS

On October 31, 2025, the Company paid a monthly distribution of $0.13 per share of its common stock, a monthly distribution of $0.104167 per share of the Series A Term Preferred Stock, a monthly distribution of $0.161459 per share of the Series B Term Preferred Stock and a monthly distribution of $0.166667 per share of the Series C Term Preferred Stock to holders of record as of September 10, 2025.

For the period from October 1, 2025 to October 31, 2025, the Company sold the following shares of its Preferred Stock pursuant to the ATM offering:

Security	Shares sold	Net Proceeds (in millions)	Sales Agent Commissions (in millions)
Series B Term Preferred Stock	10,417	$0.26	$0.00
Series C Term Preferred Stock	130,083	3.21	0.05
Total		$3.47	$0.05

For the period from October 1, 2025 to October 31, 2025, the Company repurchased the following shares of its common stock pursuant to the Share Repurchase Program:

Security	Shares Repurchased	Net Proceeds (in millions)	Average Price
Common Shares	435,639	$5.47	$12.55

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025

(Unaudited)

On November 5, 2025 the Company’s Board authorized an increase in the Share Repurchase Program from $50 million to $60 million, inclusive of prior repurchases.

On November 13, 2025 the Company declared three separate monthly distributions of $0.11 per share on its common stock for the first quarter of 2026. The following schedule applies to the distributions:

Amount per Common Share	Record Date	Payable Date
$0.11	January 12, 2026	January 30, 2026
$0.11	February 9, 2026	February 27, 2026
$0.11	March 11, 2026	March 31, 2026

On November 13, 2025 the Company announced the redemption of all outstanding shares of its Series B Term Preferred Stock on December 29, 2025 at $25 per share.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of October 31, 2025 was between $13.94 and $14.04.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

	For the nine	For the year ended	For the year ended	For the year ended
	months ended	December 31,	December 31,	December 31,
Per Share Data	September 30, 2025	2024	2023	2022

Net asset value, beginning of period	$14.99	$14.39	$12.91	$16.76

Net investment income, before fee waivers and expenses reimbursed⁽¹⁾⁽²⁾	1.16	1.89	1.90	1.64
Management fee voluntarily waived by the Adviser⁽¹⁾	-	-	-	-
Expenses reimbursed by the Adviser⁽¹⁾	-	-	-	-
Administration fee voluntarily waived by the Administrator⁽¹⁾	-	-	-	-
Net investment income	1.16	1.89	1.90	1.64

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments⁽¹⁾⁽³⁾	(0.49)	0.93	1.32	(4.45)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.16)	(0.01)	(0.14)	0.53

Net income (loss) and net increase (decrease) in net assets resulting from operations	0.51	2.81	3.08	(2.28)

Common stock distributions from net investment income⁽⁴⁾	(1.59)	(2.40)	(1.98)	(1.53)
Common stock distributions from net realized gains on investments⁽⁴⁾	-	-	-	-
Common stock distributions from tax return of capital⁽⁴⁾	-	-	-	-
Total common stock distributions declared to stockholders⁽⁴⁾	(1.59)	(2.40)	(1.98)	(1.53)

Common stock distributions based on weighted average shares impact⁽⁵⁾	0.01	0.02	-	-
Total common stock distributions	(1.58)	(2.38)	(1.98)	(1.53)

Effect of other comprehensive income	0.11	(0.05)	0.25	(0.15)

Effect of shares issued⁽⁶⁾	0.15	0.36	0.20	0.14
Effect of underwriting discounts, commissions and offering expenses associated
with shares issued⁽⁶⁾	(0.05)	(0.14)	(0.07)	(0.03)
Effect of offering expenses associated with shares issued⁽⁷⁾	-	-	-	-
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	-	-	-	-
Effect of repurchase of common shares	0.08	-	-	-
Effect of paid-in capital contribution⁽⁸⁾	-	-	-	-
Net effect of shares issued	0.18	0.22	0.13	0.11

Net asset value at end of period	$14.21	$14.99	$14.39	$12.91
Per share market value at beginning of period⁽⁹⁾	$15.54	$14.57	$13.87	$17.03
Per share market value at end of period	$13.46	$15.54	$14.57	$13.87

Total return, based on market value⁽¹⁰⁾	(3.10%)	24.80%	21.37%	(8.67%)

Shares of common stock outstanding at end of period	25,015,908	21,143,481	10,997,398	7,896,757

Ratios and Supplemental Data:
Net asset value at end of period	$355,501,070	$316,990,858	$158,207,420	$101,943,840
Ratio of net investment income to average net assets⁽¹¹⁾⁽¹³⁾	10.72%	12.26%	13.83%	11.20%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets⁽¹¹⁾⁽¹²⁾⁽¹³⁾	6.05%	6.60%	7.44%	7.16%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets⁽¹¹⁾⁽¹²⁾⁽¹³⁾	N/A	N/A	N/A	N/A
Portfolio turnover rate⁽¹⁴⁾	28.78%	31.88%	3.18%	6.32%
Asset coverage for senior securities	285%	336%	279%	313%
Asset coverage for Revolving Credit Facility	N/A	22429%	1668%	1630%

Revolving Credit Facility:
Principal amount outstanding at end of period	$-	$2,000,000	$14,520,000	$9,030,000
Asset coverage per $1,000 at end of period⁽¹⁵⁾	$ NM	$224,291.50	$16,681.46	$16,296.64

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

	For the year ended	For the year ended	For the year ended	For the period from
	December 31,	December 31,	December 31,	October 16, 2018
Per Share Data	2021	2020	2019	to December 31, 2018

Net asset value, beginning of period	$16.89	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed⁽¹⁾⁽²⁾	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser⁽¹⁾	-	-	0.08	0.05
Expenses reimbursed by the Adviser⁽¹⁾	-	-	0.06	0.20
Administration fee voluntarily waived by the Administrator⁽¹⁾	-	-	0.03	-
Net investment income	0.98	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments⁽¹⁾⁽³⁾	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.01)	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income⁽⁴⁾	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments⁽⁴⁾	-	-	-	-
Common stock distributions from tax return of capital⁽⁴⁾	-	(0.18)	-	-
Total common stock distributions declared to stockholders⁽⁴⁾	(1.33)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact ⁽⁵⁾	(0.02)	-	(0.15)	-
Total common stock distributions	(1.35)	(1.50)	(0.84)	(0.35)

Effect of other comprehensive income	(0.13)

Effect of shares issued⁽⁶⁾	0.10	-	(0.19)	-
Effect of underwriting discounts, commissions and offering expenses associated
with shares issued⁽⁶⁾	(0.10)	(0.01)	-	-
Effect of offering expenses associated with shares issued⁽⁷⁾	-	-	(0.12)	-
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	-	-	-	-
Effect of repurchase of common shares	-	-	-	-
Effect of paid-in capital contribution⁽⁸⁾	-	-	0.19	-
Net effect of shares issued	-	(0.01)	(0.12)	-

Net asset value at end of period	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period⁽⁹⁾	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$17.03	$14.41	$18.76	N/A

Total return, based on market value⁽¹⁰⁾	26.55%	(14.07%)	(2.27%)	N/A

Shares of common stock outstanding at end of period	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets⁽¹¹⁾⁽¹³⁾	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets⁽¹¹⁾⁽¹²⁾⁽¹³⁾	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets⁽¹¹⁾⁽¹²⁾⁽¹³⁾	N/A	N/A	1.89%	0.00%
Portfolio turnover rate⁽¹⁴⁾	27.98%	29.14%	11.42%	2.35%
Asset coverage for senior securities	313%	N/A	N/A
Asset coverage for Revolving Credit Facility	873%	796%	947%

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,550,000	$14,815,000	$13,743,000	$-
Asset coverage per $1,000 at end of period⁽¹⁵⁾	$8,732.75	$7,960.52	$9,470.38	$-

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled ($0.33), ($0.46), ($0.33), ($0.27) and ($0.05) per share of common stock for the nine months ended September 30, 2025, and for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.
(7)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.
(8)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.
(9)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.
(10)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.
(11)	Ratios for the nine months ended September 30, 2025 and the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.
(12)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.
(13)	Ratios for the nine months ended September 30, 2025 and for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.07%, 0.11%, 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the nine months ended September 30, 2025 and for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock of 3.01%, 2.96%, 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of (0.02%), 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.
(14)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.
(15)	The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members of EP Income Company LLC are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018

Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return(1)	0.32%

Ratios and Supplemental Data:

Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets(1)	0.27%
Ratio of expenses to average net assets(2)	0.00%
Portfolio turnover rate(3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members of EP Income Company LLC represents the period when the Company was initially organized as EP Income Company LLC, a Delaware limited liability company.

Eagle Point Income Company Inc. and Subsidiaries

Supplemental Information

(unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)

For the nine months ended September 30, 2025
Preferred Stock	$192,382,150	$71.14	$25.00	$24.78
Revolving Credit Facility (BNP Paribas)	$0	NM	N/A	N/A

For the year ended December 31, 2024
Preferred Stock	$131,524,950	$83.99	$25.00	$24.44
Revolving Credit Facility (BNP Paribas)	$2,000,000	$224,291.50	N/A	N/A

For the year ended December 31, 2023
Preferred Stock	$72,353,275	$69.70	$25.00	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25.00	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25.00	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Stock and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA), Series B Term Preferred Stock (NYSE: EICB), and Series C Term Preferred Stock (NYSE: EICC).

Eagle Point Income Company Inc.
600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

Equiniti Trust Company, LLC
28 Liberty Street, 53rd Floor
New York, NY 10005
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.

Eagle Point and *Eagle Point Credit* are registered trademarks of Eagle Point Credit Management LLC.